SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 30, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


      California                    333-24111                       33-0745418
(State or other jurisdiction      (Commission                     (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     WNC Housing Tax Credit Fund VI, L.P., Series 5 ("Series 5") has acquired a Local Limited Partnership Interest in United Development Co., L.P. - 97.2, a Tennessee limited partnership ("UNITED 97.2"); and has identified for acquisition a Local Limited Partnership Interest in United Development Co., L.P.
- 97.1, a Tennessee limited partnership ("UNITED 97.1"). (UNITED 97.1 and UNITED
97.2 are each referred to herein as the "Local Limited Partnership".) Each Local Limited Partnership owns a single-family housing development in Memphis, Tennessee (each, a "Property.")

         The following tables contain information concerning the Properties and the Local Limited Partnerships identified herein:



                                                                                                          LOCAL
                                         ACTUAL OR                                                        LIMITED
                                         ESTIMATED    ESTIMATED                             PERMANENT     PARTNER-
            PROJECT                      CONSTRUC-    DEVELOPMENT                           MORTGAGE      SHIP'S       YEAR
LOCAL       NAME AND                     TION         COST          NUMBER OF    BASIC      LOAN          ANTICIPATED  CREDITS
LIMITED     NUMBER          LOCATION     COMPLETION   (INCLUDING    APARTMENT    MONTHLY    PRINCIPAL     TAX CREDITS  TO BE FIRST
PARTNERSHIP OF BUILDINGS    OF PROPERTY  DATE         LAND COST)    UNITS        RENTS      AMOUNT        (1)          AVAILABLE

UNITED      Forty Homes     Memphis      December     $2,759,571    40      3BR  $450-504   $1,065,834    $2,693,230   1998
97.1        for the         (Shelby      1998                       Homes                   STB (3)
            Greater         County),
            Lemoyne         Tennessee
            Garden's
            Community

            40 homes
            (2)


UNITED      Mallory         Memphis      May 1998     $1,140,543    20      2BR  $396-444   $380,392      $1,061,526   1998
97.2        Heights         (Shelby                                 Homes                   STB (3)
            Homes           County),
                            Tennessee
            20 homes
            (4)


(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 5 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 5 was a limited partner of the Local Limited Partnership, and during which the Property was completed and in service.

(2)      Property designed for senior citizens and families.

(3) South Trust Bank ("STB") will provide the mortgage loan for a term of 15 years at an annual interest rate of 9.5%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.

(4)      Property designed for senior citizens.


Memphis (UNITED 97.1 and UNITED 97.2): Memphis (population 610,000) is in Shelby County, at the southwest corner of Tennessee, at the intersection of Interstate Highways 40, 55 and 240. The major employers for Memphis residents are Federal Express Corporation, the U.S. Government, and the Memphis City Board of Education.


                                   LOCAL                                                                  ESTIMATED
                                   GENERAL                       SHARING RATIOS:                          ACQUISITION
LOCAL   LOCAL                      PARTNERS'     SHARING         ALLOCATIONS (4) AND  SERIES 5's          FEES PAYABLE
LIMITED GENERAL       PROPERTY     DEVELOPMENT   RATIOS:         SALE OR REFINANCING  CAPITAL             TO FUND
PARTNER PARTNERS      MANAGER (1)  FEE (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTIONS (6)   MANAGER

UNITED  Harold E.     Buehler      $142,000      WNC:   Greater  99.98/.01/.01        $1,844,678          $171,000
97.1    Buehler,      Enterprises,               of              20/80
        Sr. and Jo    Inc.                       15% or $5,000
        Ellen                                    LGP: 70%
        Schaffer                                 The balance:
        Buehler                                  20/80

UNITED  Harold E.     Buehler      $60,000       WNC:   Greater  99.98/.01/.01        $742,930            $69,000
97.2    Buehler,      Enterprises,               of              20/80
        Sr. and Jo    Inc.                       15% or $5,000
        Ellen                                    LGP: 70%
        Schaffer                                 The balance:
        Buehler                                  20/80


(1) The maximum annual  management fee payable to the property manager generally is  determined  pursuant to lender  regulations.  The Local  General  Partners are authorized to employ either themselves or one of their  affiliates,  or a third party, as property  manager for leasing and management of the Property so long as the fee therefore  does not exceed the amount  authorized and approved by the lender for the Property.

(2) The Local Limited Partnership will pay its Local General Partners or an affiliate of its Local General Partners a development fee in the amount set forth, for services incident to the development and construction of the Property, which services include: negotiating the financing commitments for the Property; securing necessary approvals and permits for the development and construction of the Property; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 5,
(ii) WNC Housing, L.P., an Affiliate of the Sponsor which is the special limited partner, and (iii) the Local General Partners.

(5) Reflects the percentage interests of Series 5 and the Local General Partners in any net cash proceeds from sale or refinancing of the Property, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g. note 3), and the following, in the order set forth: the capital contributions of Series 5; and the capital contribution of the Local General Partners.

(6) Series 5 will make its capital contribution to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Property have been fulfilled.



Item 7.  Financial Statements and Exhibits


         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma Balance Sheet, March 31, 1998 (Unaudited) Notes to Proforma Financial Statements


         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of United Development Co., L.P.
                           - 97.2 (previously filed)

                  10.2 Second Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97.2 (to be filed upon availability)

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                 March 31, 1998

                                     ASSETS
                                            Historical           Proforma            Proforma
                                              Balance           Adjustments          Balance

Cash and cash equivalents                   $7,612,155           $1,714,400
                                                                   (140,490)
                                                                    (86,000)       $9,100,065

Subscriptions receivable                       597,350               86,000           683,350

Loans receivable                               360,194             (260,194)          100,000

Investment in limited partnerships           6,756,695            3,272,594
                                                                    140,490        10,169,779

Other assets                                    24,552                    0            24,552
                                            ----------            ----------       ----------
                                           $15,350,946           $4,726,800       $20,077,746
                                            ===========           ==========       ===========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Payables to limited partnerships            $1,836,775            $3,272,594
                                                                    (260,194)      $4,849,175
Accrued fees and expenses due to general
  partner and affiliates                       564,249                  0             564,249
                                               -------            ---------         ---------
                                             2,401,024            3,012,400         5,413,424
                                             ---------            ---------         ---------

PARTNERS' EQUITY
  General partner                              (18,619)              (2,926)          (21,545)
  Limited partners                          12,968,541            1,717,326        14,685,867
                                            ----------            ---------        ----------
              Total partners' equity        12,949,922            1,714,400        14,664,322
                                            ----------            ---------        ----------

                                           $15,350,946           $4,726,800       $20,077,746
                                           ===========            =========       ===========

                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated March 31, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 1998, the Partnership was admitted as majority limited partner in five limited partnerships (Chillicothe Plaza Apartments, L.P. El Reno Housing Associates Limited Partnership, Hughes Villa Limited Partnership, Mark Twain Senior Community Limited Partnership and Spring Valley Terrace Apartments L.L.C.). Subsequent to March 31, 1998, the Partnership has acquired a limited partnership interest in three limited partnerships; Bradley Villas Limited Partnership (Bradley), Murfreesboro Villas Limited Partnership (Murfreesboro), United Development Corp., L.P. (UNITED 97.2) and is negotiating to acquire the limited partnership interest in one other partnership, Apartment Housing of Theodore (APT. HOUSING). These investments commit the Partnership to capital contributions as follows:


                       APT. HOUSING        $ 1,312,916
                       BRADLEY                 532,196
                       MURFREESBORO            684,474
                       UNITED 97.2             743,008
                                               -------
                                           $ 3,272,594


In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $1,714,400, reflect the net proceeds from April 1, 1998 to April 30, 1998 from issuance of 2,090 units of limited partners' capital ($2,090,000 less notes receivable of $83,000, and commissions and offering costs of $292,600). The third adjustment to cash and the

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

adjustment to subscriptions receivable of $86,000 reflect subscriptions receivable from the above sale of limited units. The adjustments to investment in limited partnerships and notes payable to limited partnerships of $3,272,594 reflect the Partnership's acquisition of the four limited partnership interests as if the Partnership's date of acquisition was March 31, 1998. The second adjustment to investment in limited partnerships and the second adjustment to cash of $140,490 reflect the acquisition fee for the acquisition of the four identified limited partnerships. The adjustment to loans receivable and the second adjustment to payables to limited partnerships reflect the application of loans receivable from two of the four identified limited partnerships to capital contributions to such limited partnerships.

The four apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: July 2, 1998           By:      WNC &  Associates, Inc.,
                                       General Partner

                                       By:      /s/ JOHN B. LESTER, JR.
                                                John B. Lester, Jr.,
                                                President